Corporate debt	9 Months Ended
Sep. 30, 2019
Corporate debt [Abstract]
Corporate debt
Note 14. - Corporate debt

The breakdown of the corporate debt as of September 30, 2019 and December 31, 2018 is as follows:

	Balance as of September 30,	Balance as of December 31,
	2019	2018
	($ in thousands)
Non-current	674,991	415,168
Current	11,418	268,905
Total Corporate Debt	686,409	684,073

The repayment schedule for the corporate debt as of September 30, 2019 is as follows:

	Remainder of 2019	Between January and September 2020	2021	2022	2023	Subsequent years	Total
	($ in thousands)
New Revolving Credit Facility	314	-	-	92,168	-	-	92,482
Note Issuance Facility	154	-	-	98,274	97,508	97,418	293,354
2017 Credit Facility	49	10,836	-	-	-	-	10,885
2019 Note Issuance Facility	65	-	-	-	-	289,623	289,688
Total	582	10,836	-	190,442	97,508	387,041	686,409

On November 17, 2014, the Company issued the Senior Notes due 2019 in an aggregate principal amount of $255,000 thousand (the “2019 Notes”). The 2019 Notes accrued annual interest of 7.00% payable semi-annually beginning on May 15, 2015 until their maturity date. The 2019 Notes were fully repaid on May 29, 2019.

On February 10, 2017, the Company issued Senior Notes due 2022, 2023, 2024 (the “Note Issuance Facility”), in an aggregate principal amount of €275,000 thousand. The 2022 to 2024 Notes accrue annual interest, equal to the sum of (i) EURIBOR plus (ii) 4.90%, as determined by the Agent. Interest on the Notes are payable in cash quarterly in arrears on each interest payment date. The Company pays interest to the holders of record on each interest payment date. The interest rate on the Note Issuance Facility is fully hedged by two interest rate swaps contracted with Jefferies Financial Services, Inc. with effective date March 31, 2017 and maturity date December 31, 2022, resulting in the Company paying a net fixed interest rate of 5.5% on the Note Issuance Facility. Changes in fair value of these interest rate swaps have been recorded in the consolidated income statement. The Note Issuance Facility is a € denominated liability for which the Company applies net investment hedge accounting. When converted to US$ at US$/€ closing exchange rate, it contributes to reduce the impact in translation difference reserves generated in the equity of these consolidated financial statements by the conversion of the net assets of the Spanish solar assets into US$.

On July 20, 2017, the Company signed a credit facility (the “2017 Credit Facility”) for up to €10 million, approximately $11.4 million, which is available in euros or U.S. dollars and was fully drawn down in 2017. Amounts drawn down accrue interest at a rate per year equal to EURIBOR plus 2.25% or LIBOR plus 2.25%, depending on the currency. The credit facility maturity date is July 4, 2020.

On May 10, 2018, the Company entered into a $215 million revolving credit facility (the “Revolving Credit Facility”) with Royal Bank of Canada, as administrative agent and Royal Bank of Canada and Canadian Imperial Bank of Commerce, as issuers of letters of credit. Amounts drawn down accrue interest at a rate per year equal to (A) for Eurodollar rate loans, LIBOR plus a percentage determined by reference to the leverage ratio of the Company, ranging between 1.60% and 2.25% and (B) for base rate loans, the highest of (i) the rate per annum equal to the weighted average of the rates on overnight U.S. Federal funds transactions with members of the U.S. Federal Reserve System arranged by U.S. Federal funds brokers on such day plus ½ of 1.00%, (ii) the U.S. prime rate and (iii) LIBOR plus 1.00%, in any case, plus a percentage determined by reference to the leverage ratio of the Company, ranging between 0.60% and 1.00%. Letters of credit may be issued using up to $70 million of the Revolving Credit Facility. As of June 30, 2019, the Company drew down an amount of $73 million (net of debt issuance costs). During the month of January 2019, the amount of the Revolving Credit Facility increased from $215 million to $300 million. On August 2, 2019, the amount of the Revolving Credit Facility increased from $300 million to $425 million and the maturity was extended to December 31, 2022 for $387.5 million, while the remaining $37.5 million matures on December 31, 2021. On September 10, 2019, the Company drew down an additional amount of $19 million (net of debt issuance costs).

Current corporate debt corresponds mainly to the nominal of the 2017 Credit Facility.

On April 30, 2019, the Company entered into a senior unsecured note facility with a group of funds managed by Westbourne Capital as purchasers of the notes issued thereunder for a total amount of €268 million (the “2019 Note Issuance Facility”). The principal amount was issued in May 24, 2019 and was used to prepay and subsequently cancel in full the aforementioned 2019 Notes and for general corporate purposes. The 2019 Note Issuance Facility includes an upfront fee of 2% paid on drawdown and its maturity date is April 30, 2025. Interest accrue at a rate per annum equal to the sum of 3-month EURIBOR plus 4.65%. The interest rate on the 2019 Note Issuance Facility is fully hedged by an interest rate swap with effective date June 28, 2019 and maturity date June 30, 2022, resulting in the Company paying a net fixed interest rate of 4.4%. The 2019 Note Issuance Facility provides that the Company may capitalize interest on the notes issued thereunder for a period of up to two years from closing at the Company´s discretion, subject to certain conditions.